UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 31, 2014

INTELLINETICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 388-8909

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2014, the Company and Ramon M. Shealy entered into a Promissory Note and Extension Agreement (the “Shealy Extension Agreement”), pursuant to which the maturity date of the promissory notes previously issued to Mr. Shealy, which have a current aggregate principal balance of $150,000 plus accrued but unpaid interest of $43,453, has been extended from January 1, 2015 until January 1, 2020, and combined into one Promissory Note, without changing any other terms of those promissory notes. The Shealy Extension Agreement is filed as Exhibit 10.1 to this Report, and the summary description of the terms of the Shealy Extension Agreement contained herein is qualified in its entirety by reference to such Exhibit 10.1.

On December 31, 2014, Intellinetics, Inc., an Ohio corporation (“Intellinetics”), which is the operating subsidiary of the Company, and Jackie M. Chretien (“J. Chretien”), who is related to the Chairman, Secretary and a director of the Company, and who is also related to the President, CEO, Treasurer, and a director of the Company entered into a Promissory Note Third Extension Agreement (the “J. Chretien Extension Agreement”), pursuant to which the maturity date of the promissory note previously issued to Ms. Chretien, which has a current aggregate principal balance of $15,000 plus accrued but unpaid interest of $1,125, has been extended from January 1, 2015 until January 1, 2020, without changing any other terms of that promissory note. The J. Chretien Extension Agreement is filed as Exhibit 10.2 to this Report, and the summary description of the terms of the J. Chretien Extension Agreement contained herein is qualified in its entirety by reference to such Exhibit 10.2.

On December 31, 2014, Intellinetics and A. Michael Chretien (“A. Michael Chretien”), who is the Secretary and Chairman and a director of the Company, entered into a Promissory Note Third Extension Agreement (the “A. Michael Chretien Extension Agreement”), pursuant to which the maturity date of the promissory note previously issued to Mr. Chretien, which has a current aggregate principal balance of $40,415 plus accrued but unpaid interest of $4,872, has been extended from January 1, 2015 until January 1, 2020, without changing any other terms of that promissory note. The A. Michael Chretien Extension Agreement is filed as Exhibit 10.3 to this Report, and the summary description of the terms of the A. Michael Chretien Extension Agreement contained herein is qualified in its entirety by reference to such Exhibit 10.3.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 31, 2014, the Company and Mr. Shealy entered into the Shealy Extension Agreement. The terms of the Shealy Extension Agreement are described in Item 1.01 of this Report, which description is incorporated herein by reference.

On December 31, 2014, Intellinetics and Ms. Chretien entered into the J. Chretien Extension Agreement. The terms of the J. Chretien Extension Agreement are described in Item 1.01 of this Report, which description is incorporated herein by reference.

On December 31, 2014, Intellinetics and A. Michael Chretien entered into the A. Michael Chretien Extension Agreement. The terms of the A. Michael Chretien Extension Agreement are described in Item 1.01 of this Report, which description is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1	Promissory Note and Extension Agreement, dated December 31, 2014, by and between Intellinetics, Inc. and Ramon M. Shealy.

10.2	Promissory Note Third Extension Agreement, dated December 31, 2014, by and between Intellinetics, Inc. and Jackie M. Chretien.

10.3	Promissory Note Extension Third Agreement dated December 31, 2014, by and between Intellinetics, Inc. and A. Michael Chretien.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2015

INTELLINETICS, INC. (Registrant)

By:	/s/ Matthew L. Chretien
Name:	Matthew L. Chretien
Title:	President and Chief Executive Officer